JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated June 22, 2018 to PROSPECTUSES dated April 30, 2018

Changes to Portfolio Expense Information

This Supplement applies to GIFL ROLLOVER VARIABLE ANNUITY and GIFL SELECT IRA ROLLOVER VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements the prospectus dated April 30, 2018 for the Contract you purchased (the “Annuity Prospectus”).

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com.

Purpose of this Supplement

This Supplement announces changes to certain of the Contracts’ underlying John Hancock Variable Insurance Trust (“JHVIT”) Portfolio fees and expenses: namely, the JHVIT Managed Volatility Balanced Portfolio, JHVIT Managed Volatility Conservative Portfolio, JHVIT Managed Volatility Growth Portfolio, and JHVIT Managed Volatility Moderate Portfolio. The table below replaces the information in the Annuity Prospectus under “III. Fee Tables,” for each of these funds.

Portfolio Expenses

The following table describes the operating expenses for each of the Portfolios, as a percentage of the Portfolio’s average net assets for the fiscal year ending December 31, 2017, except as stated below in the notes that follow the table. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus and in the notes following the table.

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimbursement	Net Operating Expenses
Managed Volatility Balanced Portfolio
Series II	0.06%	0.25%	0.02%	0.64%	0.97%[2]	-0.02%[4]	0.95%
Managed Volatility Conservative Portfolio
Series II	0.05%	0.25%	0.03%	0.62%	0.95%[2]	-0.03%[4]	0.92%
Managed Volatility Growth Portfolio
Series II	0.06%	0.25%	0.02%	0.66%	0.99%[2]	-0.02%[4]	0.97%
Managed Volatility Moderate Portfolio
Series II	0.05%	0.25%	0.03%	0.64%	0.97%[2]	-0.03%[4]	0.94%

[2]	The “Total Annual Operating Expenses” shown may not correlate to the Portfolio’s ratios of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include “Acquired Portfolio Fees and Expenses.”

[3]	The advisor has contractually agreed to reduce its management fee and/or make payment to the fund in an amount equal to the amount by which “Other expenses” of the fund exceed 0.00% of the average daily net assets of the fund. “Other expenses” means all of the expenses of the fund, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, distribution and service (Rule 12b-1) fees, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on April 30, 2019 unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

For GIFL ROLLOVER VARIABLE ANNUITY, the following sections replace the corresponding sections in “III. Fee Tables” in the Annuity Prospectus:

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2017)	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses	0.51%	0.97%

Examples

Example 1: Maximum Portfolio operating expenses

The following example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year and that the maximum Guaranteed Income for Life fee and the maximum fees and expenses of any of the Portfolios apply. We calculate the Guaranteed Income for Life fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, and your Benefit Base “steps up” to equal your Contract Value on each “Step-Up” Date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$199	$616	$1,058	$2,283
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$199	$616	$1,058	$2,283

For GIFL SELECT IRA ROLLOVER VARIABLE ANNUITY, the following sections replace the corresponding sections in “III. Fee Tables” in the Annuity Prospectus:

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2017)	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses	0.51%	0.97%

Examples

Example 1: Maximum Portfolio operating expenses

The following example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year and that the maximum GIFL Select fee and the maximum fees and expenses of any of the Portfolios apply. We calculate the GIFL Select fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, you receive a Benefit Enhancement of 3% on each Contract Anniversary, and you do not set your Lifetime Income Amount during the period shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$225	$693	$1,188	$2,551
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$225	$693	$1,188	$2,551

You should retain this Supplement for future reference.

Supplement dated June 22, 2018

6/18:VAPS50	333-149421	333-167019
	333-149422	333-167018